UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California  94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The New Economy Fund

A wide lens: A look at where the fund invests

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Annual report for the year ended November 30, 2007

The New Economy Fund® seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article
A wide lens: A look at where the fund invests	6
Summary investment portfolio	12
Financial statements	17
Board of trustees and other officers	31
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2007 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	4.98%	16.07%	7.34%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.80%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

Results for other share classes can be found on page 3.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks, as more fully described in the fund’s prospectus.

Fellow shareholders:

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The New Economy Fund posted strong results for the fiscal year. The fund produced a 14.8% return for the 12 months ended November 30, 2007, including reinvested dividends paid in December 2006 of 19 cents per share.

The New Economy Fund’s results surpassed the 6.4% return of the Global Service and Information Index, which tracks companies in those sectors around the world. The index is unmanaged and its results do not reflect expenses. The fund’s results were also better than the 12.9% return of its peer group, the Lipper Multi-Cap Growth Funds Index, which measures 30 growth funds representing a variety of market capitalizations. The fund handily beat the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, which recorded a 7.7% return for the fiscal period.

In fact, over the long term, the fund’s results were better than these indexes’ returns. For the five years ended November 30, 2007, as shown in the table below, The New Economy Fund returned an average annual total return of 15.4%, while the Global Service and Information Index and Lipper Multi-Cap Growth Funds Index both returned 13.4% and the S&P 500 returned 11.6%. For the 10-year period, The New Economy Fund’s average annual total return was 8.6%, compared to the Global Service and Information Index average annual return of 6.2%, the Lipper Multi-Cap Growth Funds Index average annual return of 5.6% and the S&P 500’s 6.2%.

The market environment

Equity markets in the United States and around the world did well over the period despite a few sharp market downturns during the year. In February, growing concerns about a slowing U.S. economy and worries over a possible bubble in the Chinese financial markets sent markets tumbling. In the summer, the subprime mortgage crisis triggered a second, more pronounced correction when sharply rising loan defaults caused a severe correction in the availability of consumer and commercial credit, and investors worried about how widely the damage would spread. Although the markets later rebounded — even exceeding their earlier levels — these credit issues continue to play out, with liquidity conditions deteriorating in most parts of the world.

Despite the credit crunch, the U.S. economy continued to grow during the fund’s fiscal year based on strong corporate profits and solid corporate balance sheets. The economy was also helped by the Federal Reserve’s cutting of key interest rates in August, September, October and December — the first rate cuts since the Fed started on an upward rate cycle in June 2004. European equity markets moved higher as their economies benefited from strong growth in exports and manufacturing, while low unemployment led to high consumer confidence. Asian equity markets including South Korea, Hong Kong and Taiwan posted significant gains.

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Results at a glance (for periods ended November 30, 2007, with all distributions reinvested)

	Total returns	Average annual total returns
				Lifetime
				(since
	1 year	5 years	10 years	12/1/83)

The New Economy Fund (Class A shares)	14.8%	15.4%	8.6%	12.6%
Lipper Multi-Cap Growth Funds Index	12.9	13.4	5.6	10.8
Global Service and Information Index*†	6.4	13.4	6.2	N/A
Standard & Poor’s 500 Composite Index*	7.7	11.6	6.2	12.3

*Unmanaged.
†The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[End Sidebar]

How the fund responded

Considering the strength of overseas equity markets during the period, it came as no surprise that 20 of the fund’s top 25 investments with the biggest gains were based outside the United States, and more than half of those were based in emerging markets. Two of the fund’s largest holdings, both India-based commercial banks, ICICI Bank and HDFC Bank, were up 52.5% and 72.7%, respectively. Sberbank, a Russian commercial bank, rose 83.1%, and Brazil’s Unibanco increased 76.8%. Other significant holdings outside the U.S. that fared well during the year include German health care conglomerate Bayer, up 60.3%, and Delta Electronics (Thailand), up 17.6%.

The financial sector, while strong outside the United States, did not fare well domestically. The banking subsector represents the second-largest group in the fund (11.2% of the fund’s assets), and so the U.S. weakness hurt the fund’s results. Freddie Mac, the U.S.-government sponsored mortgage company, suffered from the concerns about subprime mortgage loans; its stock dropped 47.8%. Also hurt by the credit turmoil was multinational bank Citigroup, a smaller holding, which lost 32.9%. Wells Fargo, a U.S.-based commercial bank, fell 8.0%; French bank Société Générale dropped 7.6% of its value.

The fund’s holdings in software and services made meaningful contributions to returns for the period. U.S. Internet giant Google, which is the top holding at 2.6% of the fund, returned a significant 42.9%. Tencent Holdings, a Chinese Internet and mobile telephone services provider, gained the most of any stock in the fund, returning 171.1%. However, not all such stocks did so well; Internet services provider Yahoo!, the fifth-largest holding, hovered about flat for the year, dropping 0.7%. Software makers contributed: Microsoft (the third-largest holding) rose 14.6%, and Oracle and Novell also gained.

The continued weakening of the U.S. dollar acted as a tailwind for the fund, which held 37% of net assets in companies domiciled outside the United States. Generally, when the dollar weakens, U.S.-based investors in companies abroad benefit from currency translation, as investments in euros, yen and other currencies become worth more when converted into U.S. dollars.

Looking forward

The equities markets around the world have been strong for five years running, supported by a booming global economy. However, in the United States, sharply declining housing prices, deteriorating consumer confidence, soaring oil prices and the unfurling credit crisis are impacting prospects for financial markets here and abroad. So, we are cautious about the global landscape, and we remain careful and prudent while we watch to see how events unfold.

When building the fund’s portfolio, the investment professionals do the fundamental research necessary to evaluate each individual company’s merits, regardless of the ups and downs of the markets. In doing so, we continue to find exciting companies in the services and information areas. To learn more about these industries, please read the feature article, “A wide lens: A look at where the fund invests,” beginning on page 6.

We thank you for your continued support.

Sincerely,

/s/ Gordon Crawford
Gordon Crawford
Vice Chairman of the Board

/s/ Timothy D. Armour
Timothy D. Armour
President

January 9, 2008

For current information about the fund, visit americanfunds.com.

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Where the fund’s assets are invested (percent of net assets)

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As of November 30, 2007

United States	50.9%
Europe	17.4
Asia & Pacific Basin	16.5
Other (including
Latin America)	3.2
Short-term securities &
other assets less liabilities	12.0
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[begin pie chart]
As of November 30, 2006

United States	56.0%
Europe	20.5
Asia & Pacific Basin	16.7
Other (including
Latin America)	1.9
Short-term securities &
other assets less liabilities	4.9
[end pie chart]
[End Sidebar]

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2007 (the most recent calendar quarter-end):

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	5.56%	16.34%	0.36%
Not reflecting CDSC	10.56	16.56	0.36

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	9.49	16.51	5.44
Not reflecting CDSC	10.49	16.51	5.44

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	11.41	17.44	6.30

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	4.95	16.05	9.03
Not reflecting maximum sales charge	11.34	17.44	10.14

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	5.44	16.18	9.50
Not reflecting CDSC	10.44	16.40	9.60

Class 529-C shares†— first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	9.40	16.39	9.86
Not reflecting CDSC	10.40	16.39	9.86

Class 529-E shares*†— first sold 3/15/02	10.98	17.01	8.71

Class 529-F shares*†— first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	11.54	17.46	18.83

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2007, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $161,965 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 12.3%. The fund’s year-by-year results appear under the chart.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2007)*

Class A shares:

1 year	5 years	10 years

+8.16%	+14.08%	+7.91%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.
The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

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	New Economy Fund[1,3]	S&P 500 with dividends reinvested[3,4]	Lipper Multi-Cap Growth Funds Index[3,5]	Consumer Price Index (inflation)[6]

12/1/1983	$9,425	$10,000	$10,000	$10,000
11/30/1984	9,478	10,295	9,117	10,405
11/30/1985	13,135	13,276	11,474	10,771
11/30/1986	15,939	16,949	14,182	10,909
11/30/1987	15,082	16,154	13,143	11,403
11/30/1988	18,449	19,915	15,718	11,887
11/30/1989	25,252	26,047	21,465	12,441
11/30/1990	21,871	25,143	19,635	13,221
11/30/1991	26,395	30,246	25,951	13,617
11/30/1992	32,619	35,823	30,838	14,032
11/30/1993	42,601	39,433	34,947	14,407
11/30/1994	41,348	39,845	34,809	14,792
11/30/1995	50,949	54,560	47,089	15,178
11/30/1996	58,591	69,753	56,344	15,672
11/30/1997	71,268	89,635	67,444	15,958
11/30/1998	88,183	110,844	76,462	16,206
11/30/1999	124,962	134,002	107,933	16,630
11/30/2000	115,668	128,346	105,958	17,204
11/30/2001	95,236	112,670	80,512	17,530
11/30/2002	79,002	94,072	61,957	17,915
11/30/2003	95,764	108,259	76,078	18,231
11/30/2004	107,251	122,166	83,259	18,874
11/30/2005	122,035	132,473	93,933	19,526
11/30/2006	141,138	151,311	103,032	19,911
11/30/2007	161,965	162,985	116,323	20,768
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Year ended
November 30	’84	’85	’86	’87	’88	’89	’90	’91	’92

Total value
Dividends
reinvested	—	$199	140	367	315	421	565	588	327

Value at
year-end[2]	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395	32,619

NEF
Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7	23.6

Year ended
November 30	’93	’94	’95	’96	’97	’98	’99	’00	’01

Total value
Dividends
reinvested	189	307	516	578	455	421	540	585	—

Value at
year-end[2]	42,601	41,348	50,949	58,591	71,268	88,183	124,962	115,668	95,236

NEF
Total return	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7	(7.4)	(17.7)

Year ended
November 30	’02	’03	’04	’05	’06	’07

Total value
Dividends
reinvested	—	—	58	394	791	1,031

Value at
year-end[2]	79,002	95,764	107,251	122,035	141,138	161,965

NEF
Total return	(17.0)	21.2	12.0	13.8	15.7	14.8

Average annual total return for 24 years: 12.3%

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]All results are calculated with dividends and capital gains reinvested.
[4]Standard & Poor’s 500 Composite Index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
[5]This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
[6]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

A wide lens:
A look at where the fund invests

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Software and services

Software and services companies made up the largest section of the portfolio as of the fiscal year end, at 11.3%. The industry is fast-growing but tends to favor the larger leaders because of the advantages of branding, network effects, switching costs, and economies of scope and scale. Other parameters that define leaders are the distribution network, support structure and product reliability. California-based Google is the fund’s largest holding; it began in 1998 as an Internet search engine (an indexer of websites and other content) and has grown to include news, images, online spreadsheet sharing and downloadable applications. It continues to develop new avenues for growth. Software giant Microsoft and Internet information conglomerate Yahoo! are also major holdings in this area. Business software maker Oracle and security software maker Symantec are key stocks in the portfolio as well.

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[End Sidebar]

The New Economy Fund invests in a wide range of companies within the dynamic services and information industries. The fund’s portfolio counselors and investment analysts focus on companies with sustainable business advantages in market segments such as health care, financial services, media, retail, advertising, transportation, telecommunications and technology.

The New Economy Fund’s founding concept is as timely now as it was at its inception more than two decades ago: to capitalize on the profound shift from a manufacturing-dominated economy to one based on services and information companies. The fund’s investment parameters are specific, yet wide and broad-ranging within that context. Services and information companies, working to meet increased demand from consumers around the world, make up about 60% of the world’s equity markets.

“The fund’s objective is to help shareholders participate in the many investment opportunities created as our society focuses on information and services — these areas make up a very large part of the world’s growth engine,” says Gordon Crawford, who has been a portfolio counselor with the fund for 14 years. “It is no longer a time when manufacturing industries, whether plastics or automobiles or toys, drive the U.S. economy.”

Around the world, improvements in per capita income have brought corresponding increases in household consumption. These consumers also gained newfound availability to low-cost credit. Those factors, combined with improvements in local infrastructure and new sources of financing for businesses and consumers, have brought meaningful changes to the world of services and information.

The New Economy Fund likes to focus on strong companies that offer the possibility of solid growth at a reasonable stock price. “Those can be successful new companies, and they can also be well-established companies that have found new ways of creating growth,” says Tim Armour, who has been a portfolio counselor for the fund for 17 years. “We invest in a very broad range of companies.”

Claudia Huntington, a fund portfolio counselor for 13 years, says that she concentrates on finding good companies that can grow through many types of periods. “Many of these companies should benefit from the expected long-term growth in consumer and industrial demand around the world, rather than from fluctuating demand,” she says. “Rising living standards around the world have given rise to populations with new demand for services and information.” In this report, we look at several areas within The New Economy Fund’s investment universe for a deeper understanding of its broad range.

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Transportation

The transportation industry has been keeping pace with a changing world, with shifts in population and economic centers creating demand for new and expanded transportation systems and services. The New Economy Fund can invest in all modes of transportation, including airlines, road and rail hauling, shippers and infrastructure. Taking advantage of the growing world trade in India, Container Corporation of India ships consumer goods throughout the transport cycle, from India’s ports to warehouses in far-flung cities. Other important holdings in this industry include low-fare airline Ryanair Holdings, with expanding routes across Europe; and U.S.-based package deliverer United Parcel Service, which also provides logistics and business supply-chain solutions such as freight forwarding, customs brokerage, fulfillment, returns and financial transactions.

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[End Sidebar]

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Medical technology

The global market for health care, medical technology and services is growing at a fast clip, and competition is fierce. The pace of innovations in the medical technology field underscores the importance of careful research. “In researching investment ideas for the med-tech sector, I put a great emphasis on understanding the fundamental attractiveness of each industry as well as its changing dynamism, judging individual investment opportunities through that lens,” says investment analyst Shoko Suzuki, based in Tokyo.

Medical device maker NuVasive develops products to help surgeons treat spine disorders; the California company concentrates solely on spine technology, pioneering a minimally invasive procedure that offers a new approach to spinal fusion. St. Jude Medical, based in Minnesota, develops cardiovascular medical devices for cardiac surgery, cardiology and atrial fibrillation therapy. Smith & Nephew, based in England, makes medical reconstructive devices for orthopedics (hip, knee and shoulder joints).

The health care information technology segment aims to help practitioners and administrators through computer systems. These technologies include electronic medical records, computerized ordering of medical tests, clinical decision support tools and secure exchange of authorized information. In the past few years, many hospitals, clinicians, patient groups and information technology companies have worked together to modernize health information systems. “I have spoken with many doctors and hospital administrators about health care information technology over the last few years, and I’ve noticed a recent increase in interest and commitment,” says investment analyst Aidan O’Connell, who is based in San Francisco. “As older doctors retire, younger doctors, who trained with this type of technology, expect to use it as part of their daily routine.”

Yet another part of the medical services industry is pharmacy benefit management, which controls prescription drug costs for its clients through mail order delivery and the promotion of generic drugs. “The growth for pharmacy benefit managers is fueled by demand for more comprehensive programs for lowering costs,” says Ray Joseph, an investment analyst with the fund. The fund invests in Express Scripts, which provides management services for health maintenance organizations and health insurers; its earnings per share grew 40% in 2007.

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[End Sidebar]

Growth of services

Increasing incomes, shifting demographics and changing technology have catapulted growth in services and information companies. The nonmanufacturing areas of the market have been the engine of growth for the United States for the last few decades. From 1947 to 2006, private service industries’ share of U.S. gross domestic product rose from 48% to 68%. In that same period, the manufacturing component of GDP fell from 26% to 12%. A decline in manufacturing jobs as a share of the workforce began just after World War II and has continued almost without interruption since then. The United States is now overwhelmingly a service economy, with the private service sector providing more than three out of four jobs in the country, according to government statistics.

Worldwide universe of companies

Some of the most attractive investment opportunities in services and information can be found in companies headquartered outside the United States. From its inception, The New Economy Fund has invested outside the United States; its managers may now invest up to 45% of the fund’s net assets abroad. In addition, many of the U.S.-based companies in the fund derive a considerable portion of their revenues from sources outside the U.S.

Over the long term, the strength of China and India, economic and structural reforms in Europe, and growth in Latin America and elsewhere will likely continue to increase living standards around the world. The demand for better health care services, expanded business services, increased access to banking services, quality stores and modern technology should not abate on a global scale.

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Health care

Health care in the United States and around the world has seen a sustained period of growth and unparalleled change. Fueled by an aging U.S. population and increased global demand for better medical care, the health care services industry is expected to continue to grow. For investors, many companies in this growing area hold promise, offering solutions in such areas as health care services, medical technology and pharmaceuticals. Each year, many new health care products and services are developed, and many of them become successful. The global increase in the prevalence of diabetes, for example, has encouraged companies to develop drugs to fight the disease, says London-based investment analyst Laura Balan. It is estimated that the number of people with diabetes will increase from 246 million to 380 million of the world’s population between 2007 and 2025. Danish company Novo Nordisk, which makes nearly half the world’s commercial insulin supply as well as a broad array of enzyme-based pharmaceuticals, is a significant holding in the fund.

Germany-based Bayer, well known for its aspirin, began in 1863 as a chemicals company; however, it has sold off many of its chemical businesses in recent years to concentrate on health care. It is now one of the world’s top three suppliers of nonprescription medicines. “It is an example of a well-established company that has modified itself to compete and grow,” says fund portfolio counselor Tim Armour. Swiss pharmaceutical company Roche, another top holding, branched into biotechnology with its investment in Genentech, adding to its traditional pharmaceutical products.

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[End Sidebar]

[Begin Sidebar]
Business services

Helping people find jobs is a fast-growing section of the business services world. Companies in this industry match millions of people with jobs, providing temporary and permanent employment to job-seekers with a wide variety of education and work experience. The employment services industry is expected to add nearly 700,000 jobs by 2016, up 20% from the current level, according to the U.S. Labor Department. The fund holds Monster Worldwide, a global online employment solution provider, and Robert Half International, which provides specialized staffing and consulting services.

In other business services areas, office supply distributor United Stationers is the largest broad-line wholesale distributor of business products in North America and is expanding through acquisition into the industrial supply market. Dutch company Corporate Express is one of the world’s largest suppliers of office products — from paper clips to furniture — and is making a push into the janitorial supply business with a new product line of green cleaning products.

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[End Sidebar]

[Begin Sidebar]
Financials

The banking industry in the past decade has faced an environment of significant change, including consolidation, globalization and changing demographics. The segment includes commercial banks as well as thrifts and mortgage lenders around the world. “So many countries have not had much access to consumer lending, so as their GDP per capita grows and individual demand for loans increases, these global banking companies stand to benefit,” says London-based Mark Denning, fund portfolio counselor for six years. “The banks are the fuel driving these growing economies.” Not surprisingly, of the roughly two dozen commercial banks that the fund held at the end of the fiscal year, only a few were based in the United States. The largest two of the fund’s holdings in the segment are based in India: ICICI Bank and HDFC Bank. Other significant investments are in Korea’s Pusan Bank, Italy’s UniCredito Italiano, France’s Société Générale, and Mexico’s Grupo Financiero Banorte.

While financials of companies outside of the United States continued to be strong, The New Economy Fund portfolio counselors say they became more interested in U.S. financial institutions in the wake of the credit crunch and its repercussions. The fund added to its holdings in Citigroup, Berkshire Hathaway, American International Group, JPMorgan Chase and Wells Fargo during the past year as their stock prices fell to attractive levels. Fund portfolio counselor Gordon Crawford says, “We believe in their value and growth potential over the long term.”

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Preparing for the future

The New Economy Fund commits substantial resources to global investment research. The fund has five portfolio counselors who each independently manage a portion of the fund, and 20 investment analysts who are responsible for managing the sixth portion: the research portfolio. In addition to these specific participants in the fund, hundreds of investment analysts throughout the organization contribute their ideas and knowledge. Identifying and researching opportunities and understanding the global competition is not easy. To understand companies in the fast-growing services and information industry, we depend on our in-depth investment research. “We have a team of investment analysts who fulfill an important role: They add value because each of them focuses on a specific industry or type of company,” says Tim. “They spend their time on the road talking to company managements, competitors, suppliers and creditors. It’s crucial to be close to the source of information when we make investment decisions.”

The fund’s investment professionals thoroughly know the industries, markets, technologies and best practices in the services and information industry — both inside and outside the United States — and that helps them select the companies they believe will grow and stand the test of time. The portfolio counselors and investment analysts work to understand the environments and complex market dynamics in which these companies operate.

The demand for services and information should only continue to grow. In several areas, including health and education, there are strong forces pushing in the direction of increased demand. Changing demographics around the world should mean more demand for the services, technology and information provided by this vibrant part of the economy.

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Retail

The health of the U.S. consumer could be weakening, as concerns mount that economic strains will curtail discretionary spending. “Lower housing wealth, slower gains in employment and reduced confidence could hurt consumer spending and could spread to other regions including Europe and Japan,” fund portfolio counselor Gordon Crawford says. “We look for the strongest retail operators that we believe are well positioned for the long term, the ones that can weather a storm.”

The fund holds several retail companies that sell a vast range of products, including Target, a discount U.S. retailer with online shopping and credit card businesses; and Lotte Shopping, a Korean retailer operating department stores, supermarkets and cinemas. The list includes home improvement retailer Lowe’s and electronics giant Best Buy, as well as Walgreens, one of the largest drugstore chains, and membership club warehouse operator Costco Wholesale. The fund also favors a few retail businesses with a focus on specific products, such as Tractor Supply, the largest U.S. retail farm and ranch store chain, and auto parts maker O’Reilly Automotive.

[photo of shopping bags lined up ina row]
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The New Economy Fund’s portfolio counselors:
A balanced mix of investment styles

The New Economy Fund currently has five portfolio counselors, who bring together a combined 133 years of investment experience. Here are the specific years* of experience for these primary decision-makers in the fund:

Gordon Crawford	37 years
Claudia P. Huntington	35 years
Tim Armour	25 years
Mark E. Denning	26 years
Harold La	10 years

*As of February 2008.
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[photo of Gordon Crawford]
Gordon Crawford
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[photo of Claudia P. Huntington]
Claudia P. Huntington
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[photo of Tim Armour]
Tim Armour
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[photo of Mark E. Denning]
Mark E. Denning
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[photo of Harold La]
Harold La
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[photo of a bed]

Leisure

Despite some concerns about the slowing U.S. economy, the leisure segment — including gaming, lodging and cruise line industries — could continue to be solid over the long term. With increasing consumer wealth around the world leading to more leisure time, the overall sector could continue to produce exciting growth opportunities.

An example is Las Vegas Sands, which owns the Sands Expo and Convention Center, The Palazzo and The Venetian in Las Vegas, and has expanded into Asia with its Venetian Macao-Resort-Hotel. It is working to develop further gaming and hotel properties in Macao, a former Portuguese colony that is now a territory of China. Shangri-La Asia is a leading hotel chain in Asia, with about 40 hotels (primarily five-star) in Hong Kong, China, the Philippines, Malaysia, Singapore, Thailand, Indonesia and Fiji, as well as stakes in mixed-use developments in Shanghai and Beijing. Investment analyst Christopher Thomsen says Shangri-La’s premier brand name and earnings should benefit from the regional recovery and increased tourism and business activity. Carnival, a global cruise operator based in Miami, is another large holding in the fund. Carnival recently increased its dividend by 27%, which should be good news for the company’s financial health. It has 12 leading cruise brands catering mainly to customers in North America and Europe.
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Summary investment portfolio, November 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry group diversification	assets

Software & services	11.26%
Banks	11.21
Technology hardware & equipment	7.46
Telecommunications services	6.52
Retailing	5.49
Other industries	46.05
Short-term securities & other assets less liabilities	12.01
[end pie chart]

Country diversification (percent of net assets)

United States	50.9%
Euro zone (*)	11.2
India	3.1
Taiwan	2.8
South Korea	2.7
United Kingdom	2.5
Hong Kong	2.4
Brazil	1.4
Australia	1.2
Japan	1.2
Other countries	8.6
Short-term securities & other assets less liabilities	12.0

(*)Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 87.90%		(000)	assets

Software & services - 11.26%
Google Inc., Class A (1)	369,200	$255,856	2.55%
Microsoft Corp.	5,080,000	170,688	1.70
Yahoo! Inc. (1)	5,795,000	155,364	1.55
Oracle Corp. (1)	4,870,000	98,277	.98
Symantec Corp. (1)	5,000,000	89,000	.89
Tencent Holdings Ltd.	9,450,000	70,634	.70
Global Payments Inc.	1,620,000	70,016	.70
Other securities		220,206	2.19
		1,130,041	11.26

Banks - 11.21%
ICICI Bank Ltd.	5,310,000	158,413	1.58
HDFC Bank Ltd.	3,000,000	130,341	1.30
Pusan Bank	5,160,000	80,695	.80
UniCredito Italiano SpA	8,450,000	72,161	.72
Wells Fargo & Co.	2,200,000	71,346	.71
Freddie Mac	1,830,000	64,178	.64
Other securities		547,357	5.46
		1,124,491	11.21

Technology hardware & equipment - 7.46%
Apple Inc. (1)	750,000	136,665	1.36
Cisco Systems, Inc. (1)	4,329,200	121,304	1.21
Delta Electronics, Inc.	26,258,000	90,334	.90
EMC Corp. (1)	4,358,000	83,979	.84
Nokia Corp.	1,730,000	69,199	.69
Acer Inc.	28,216,654	59,468	.59
Other securities		187,121	1.87
		748,070	7.46

Telecommunication services - 6.52%
Telephone and Data Systems, Inc.	931,100	57,961
Telephone and Data Systems, Inc., Special Common Shares	931,100	52,654	1.10
MTN Group Ltd.	4,908,800	99,845	1.00
Sprint Nextel Corp., Series 1	4,730,000	73,410	.73
Other securities		370,594	3.69
		654,464	6.52

Retailing - 5.49%
Target Corp.	2,050,000	123,123	1.23
Lowe's Companies, Inc.	3,550,000	86,656	.86
Best Buy Co., Inc.	1,550,000	79,128	.79
Other securities		262,162	2.61
		551,069	5.49

Pharmaceuticals, biotechnology & life sciences - 5.46%
Bayer AG, non-registered shares	1,314,000	108,588	1.08
Roche Holding AG	455,400	86,956	.87
Millennium Pharmaceuticals, Inc. (1)	5,800,000	85,492	.85
Novo Nordisk A/S, Class B	520,000	66,222	.66
Other securities		200,230	2.00
		547,488	5.46

Media - 5.20%
Time Warner Inc.	5,590,000	96,483	.96
News Corp., Class A	3,502,815	73,804	.73
Other securities		351,752	3.51
		522,039	5.20

Health care equipment & services - 4.01%
Aetna Inc.	1,205,000	67,335	.67
NuVasive, Inc. (1)	1,490,186	63,437	.63
Other securities		271,247	2.71
		402,019	4.01

Insurance - 3.57%
American International Group, Inc.	3,213,985	186,829	1.86
Berkshire Hathaway Inc., Class A (1)	450	63,045	.63
Other securities		108,578	1.08
		358,452	3.57

Diversified financials - 3.52%
Citigroup Inc.	3,500,000	116,550	1.16
JPMorgan Chase & Co.	1,050,000	47,901	.48
Other securities		188,392	1.88
		352,843	3.52

Semiconductors & semiconductor equipment - 3.47%
Intel Corp.	5,400,000	140,832	1.41
Other securities		206,998	2.06
		347,830	3.47

Utilities - 3.13%
Veolia Environnement	1,083,200	100,367	1.00
Other securities		214,049	2.13
		314,416	3.13

Consumer services - 2.84%
Las Vegas Sands Corp. (1)	1,100,000	124,740	1.24
Other securities		160,428	1.60
		285,168	2.84

Energy - 2.12%
Schlumberger Ltd.	850,000	79,433	.79
FMC Technologies, Inc. (1)	1,100,000	61,138	.61
Other securities		72,502	.72
		213,073	2.12

Food & staples retailing - 1.64%
Walgreen Co.	2,000,000	73,180	.73
Other securities		91,507	.91
		164,687	1.64

Commercial services & supplies - 1.58%
Monster Worldwide, Inc. (1)	2,550,000	86,114	.86
Other securities		72,816	.72
		158,930	1.58

Transportation - 1.56%
Ryanair Holdings PLC (ADR) (1)	2,539,800	103,040	1.03
Other securities		52,993	.53
		156,033	1.56

Capital goods - 1.30%
Boart Longyear Ltd. (1)	24,769,230	52,632
Boart Longyear Ltd. (1) (2)	15,230,770	32,364	.85
Other securities		45,445	.45
		130,441	1.30

Other - 1.62%
Other securities		162,416	1.62

MISCELLANEOUS - 4.94%
Other common stocks in initial period of acquisition		495,640	4.94

Total common stocks (cost: $6,633,169,000)		8,819,610	87.90

Convertible securities - 0.09%

Other - 0.09%
Other securities		8,832	.09

Total convertible securities (cost: $6,400,000)		8,832	.09

	Principal
	amount
Short-term securities - 12.65%	(000)

Federal Home Loan Bank 4.285%-4.71% due 12/7/2007-2/29/2008	$276,700	$275,359	2.74
JPMorgan Chase & Co. 4.83%-5.00% due 12/4-12/17/2007	75,000	74,915
Park Avenue Receivables Co., LLC 4.83%-6.05% due 12/3-12/14/2007 (3)	65,407	65,326	1.40
Freddie Mac 4.35%-4.561% due 12/20-12/31/2007	122,823	122,441	1.22
Wal-Mart Stores Inc. 4.70%-4.73% due 12/12/2007-1/29/2008 (3)	113,450	112,843	1.12
AT&T Inc. 4.53% due 12/5-12/21/2007 (3)	82,900	82,717	.82
NetJets Inc. 4.47%-4.48% due 1/10-1/18/2008 (3)	60,500	60,133	.60
CAFCO LLC 4.92% due 12/10/2007 (3)	30,000	29,959	.30
International Lease Finance Corp. 4.69% due 1/23/2008	14,500	14,393	.14
Other securities		431,807	4.31

Total short-term securities (cost: $1,269,883,000)		1,269,893	12.65

Total investment securities (cost: $7,909,452,000)		10,098,335	100.64
Other assets less liabilities		(64,665)	(0.64)

Net assets		$10,033,670	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" and "Other securities" include securities (with aggregate value of $60,759,000), which were valued under fair value procedures adopted by the board of trustees.

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended November 30, 2007, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend/interest income '(000)	Market value of affiliate at 11/30/07 '(000)
Apria Healthcare Group Inc. (1, 4)	2,200,000	-	1,957,900	242,100	-	-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933.  This security (acquired 4/4/2007 with a cost of $23,060,000) may be subject to legal or contractual restrictions on resale.  The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $40,635,000, which represented .40% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers.  The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $657,829,000, which represented 6.56% of the net assets of the fund.

(4) Unaffiliated issuer at 11/30/2007.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $7,909,452)		$10,098,335
Cash denominated in non-U.S. currencies
(cost: $163)		163
Cash		115
Receivables for:
Sales of investments	$12,614
Sales of fund's shares	14,846
Dividends and interest	6,969	34,429
		10,133,042
Liabilities:
Payables for:
Purchases of investments	77,714
Repurchases of fund's shares	9,846
Investment advisory services	2,959
Services provided by affiliates	6,126
Trustees' deferred compensation	1,361
Other	1,366	99,372
Net assets at November 30, 2007		$10,033,670

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,987,327
Undistributed net investment income		70,246
Undistributed net realized gain		788,317
Net unrealized appreciation		2,187,780
Net assets at November 30, 2007		$10,033,670

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (334,515 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$8,393,713	278,975	$30.09
Class B	233,672	8,114	28.80
Class C	214,819	7,504	28.63
Class F	514,510	17,202	29.91
Class 529-A	109,349	3,647	29.98
Class 529-B	17,028	586	29.05
Class 529-C	36,451	1,255	29.04
Class 529-E	5,861	197	29.71
Class 529-F	3,489	116	30.00
Class R-1	14,666	502	29.22
Class R-2	112,827	3,850	29.30
Class R-3	122,793	4,132	29.72
Class R-4	73,295	2,443	30.01
Class R-5	181,197	5,992	30.24
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $31.93 and $31.81, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,311)	$115,891
Interest	38,074	$153,965

Fees and expenses(*):
Investment advisory services	37,932
Distribution services	26,617
Transfer agent services	9,640
Administrative services	2,080
Reports to shareholders	396
Registration statement and prospectus	334
Postage, stationery and supplies	1,006
Trustees' compensation	666
Auditing and legal	145
Custodian	1,172
State and local taxes	105
Other	106
Total fees and expenses before reimbursements/waivers	80,199
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,793
Administrative services	78
Total fees and expenses after reimbursements/waivers		76,328
Net investment income		77,637

Net realized gain and unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $21,325 net gain from affiliate)	970,703
Non-U.S. currency transactions	(1,382)	969,321
Net unrealized appreciation (depreciation) on:
Investments	230,174
Non-U.S. currency translations	(26)	230,148
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		1,199,469
Net increase in net assets resulting
from operations		$1,277,106

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30
	2007	2006
Operations:
Net investment income	$77,637	$63,883
Net realized gain on investments and
non-U.S. currency transactions	969,321	474,632
Net unrealized appreciation
on investments and non-U.S. currency translations	230,148	638,119
Net increase in net assets
resulting from operations	1,277,106	1,176,634

Dividends paid to shareholders from net investment income	(60,709)	(47,995)

Net capital share transactions	135,790	(205,365)

Total increase in net assets	1,352,187	923,274

Net assets:
Beginning of year	8,681,483	7,758,209
End of year (including
undistributed
net investment income: $70,246 and $55,000, respectively)	$10,033,670	$8,681,483

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The New Economy Fund (the "fund"") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2007, non-U.S. taxes paid on realized gains were $62,000. As of November 30, 2007, non-U.S. taxes provided on unrealized gains were $1,212,000.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended November 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2004.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2007, the fund reclassified $1,444,000 from undistributed net investment income to undistributed net realized gains and reclassified $238,000 from undistributed net investment income and $31,000,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$71,573
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2007 through November 30, 2007)*	(16)
Undistributed long-term capital gain**	788,313
Gross unrealized appreciation on investment securities	2,467,978
Gross unrealized depreciation on investment securities	(279,040)
Net unrealized appreciation on investment securities	2,188,938
Cost of investment securities	7,909,397
*These deferrals are considered incurred in the subsequent year.
** Reflects the utilization of capital loss carryforwards of $151,404,000.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended November 30
Share class	2007	2006
Class A	$55,786	$45,629
Class B	102	-
Class C	167	36
Class F	2,158	807
Class 529-A	573	344
Class 529-B	1	-
Class 529-C	23	-
Class 529-E	20	12
Class 529-F	18	7
Class R-1	25	6
Class R-2	100	32
Class R-3	349	188
Class R-4	288	218
Class R-5	1,099	716
Total	$60,709	$47,995

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended November 30, 2007, total investment advisory services fees waived by CRMC were $3,793,000. As a result, the fee shown on the accompanying financial statements of $37,932,000, which was equivalent to an annualized rate of 0.401%, was reduced to $34,139,000, or 0.361% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2007, the total administrative services fees paid by CRMC were $348 and $78,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended November 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$19,437	$9,383	Not applicable	Not applicable	Not applicable
Class B	2,227	257	Not applicable	Not applicable	Not applicable
Class C	1,768	Included in administrative services	$259	$41	Not applicable
Class F	1,005		385	84	Not applicable
Class 529-A	178		107	16	$ 94
Class 529-B	152		17	5	15
Class 529-C	306		35	9	31
Class 529-E	25		6	1	5
Class 529-F	-		3	-*	3
Class R-1	117		14	7	Not applicable
Class R-2	759		145	348	Not applicable
Class R-3	503		140	92	Not applicable
Class R-4	140		74	6	Not applicable
Class R-5	Not applicable		135	3	Not applicable
Total	$26,617	$9,640	$1,320	$612	$148
* Amount less than one thousand.

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $666,000, shown on the accompanying financial statements, includes $415,000 in current fees (either paid in cash or deferred) and a net increase of $251,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends			Repurchases*		Net (decrease) increase
	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended November 30, 2007
Class A	$793,077	27,880	$53,126	1,986		$(1,155,975)	(40,717)	$(309,772)	(10,851)
Class B	27,358	998	99	4		(28,709)	(1,053)	(1,252)	(51)
Class C	88,336	3,235	161	7		(31,565)	(1,159)	56,932	2,083
Class F	294,236	10,468	2,013	76		(78,516)	(2,771)	217,733	7,773
Class 529-A	28,738	1,019	573	21		(6,713)	(237)	22,598	803
Class 529-B	2,868	104	1	-	†	(830)	(30)	2,039	74
Class 529-C	11,470	416	23	1		(2,562)	(93)	8,931	324
Class 529-E	1,524	54	20	1		(550)	(20)	994	35
Class 529-F	1,419	50	18	1		(165)	(6)	1,272	45
Class R-1	9,533	339	24	1		(4,539)	(161)	5,018	179
Class R-2	42,444	1,530	100	3		(27,509)	(988)	15,035	545
Class R-3	69,890	2,469	349	13		(35,803)	(1,261)	34,436	1,221
Class R-4	42,330	1,474	286	11		(16,084)	(557)	26,532	928
Class R-5	70,281	2,390	1,042	39		(16,029)	(554)	55,294	1,875
Total net increase
(decrease)	$1,483,504	52,426	$57,835	2,164		$(1,405,549)	(49,607)	$135,790	4,983

Year ended November 30, 2006
Class A	$653,097	26,937	$43,554	1,851		$(1,114,532)	(46,210)	$(417,881)	(17,422)
Class B	22,735	975	-	-		(28,150)	(1,212)	(5,415)	(237)
Class C	44,990	1,934	35	2		(20,711)	(901)	24,314	1,035
Class F	138,188	5,583	755	32		(28,310)	(1,169)	110,633	4,446
Class 529-A	18,635	772	344	15		(4,216)	(176)	14,763	611
Class 529-B	2,231	95	-	-		(467)	(20)	1,764	75
Class 529-C	7,053	299	-	-		(1,282)	(54)	5,771	245
Class 529-E	1,066	45	12	-	†	(287)	(12)	791	33
Class 529-F	854	36	7	-	†	(119)	(5)	742	31
Class R-1	4,939	210	6	-	†	(1,525)	(64)	3,420	146
Class R-2	31,792	1,344	32	2		(17,631)	(747)	14,193	599
Class R-3	36,225	1,507	188	8		(19,033)	(788)	17,380	727
Class R-4	16,534	686	218	9		(12,638)	(524)	4,114	171
Class R-5	31,564	1,285	670	29		(12,188)	(504)	20,046	810
Total net increase
(decrease)	$1,009,903	41,708	$45,821	1,948		$(1,261,089)	(52,386)	$(205,365)	(8,730)

* Includes exchanges between share classes of the fund.
† Amount less than one thousand.

6.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,459,973,000 and $4,021,946,000, respectively, during the year ended November 30, 2007.

Financial highlights

		Income from investment operations(1)				Dividends and distributions
	Net asset value, beginning of year	Net investment income (loss)		Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)		Distributions (from capital gains)	Total dividends and distributions		Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income (loss) to average net assets (3)
Class A:
Year ended 11/30/2007	$26.41	$.25		$3.62	$3.87	$(.19)		-	$(.19)		$30.09	14.75%	$8,394.80%			.76%	.87%
Year ended 11/30/2006	22.98	.20		3.38	3.58	(.15)		-	(.15)		26.41	15.65	7,654.82			.78	.83
Year ended 11/30/2005	20.27	.15		2.63	2.78	(.07)		-	(.07)		22.98	13.79	7,061.83			.79	.73
Year ended 11/30/2004	18.11	.06		2.11	2.17	(.01)		-	(.01)		20.27	12.00	6,938.84			.84	.32
Year ended 11/30/2003	14.94	.01		3.16	3.17	-		-	-		18.11	21.22	6,671.89			.89	.09
Class B:
Year ended 11/30/2007	25.30	.03		3.48	3.51	(.01)		-	(.01)		28.80	13.89	234		1.56	1.52	.11
Year ended 11/30/2006	22.05	.01		3.24	3.25	-		-	-		25.30	14.74	207		1.59	1.55	.06
Year ended 11/30/2005	19.52	(.01)		2.54	2.53	-		-	-		22.05	12.96	185		1.60	1.57	(.05)
Year ended 11/30/2004	17.57	(.08)		2.03	1.95	-		-	-		19.52	11.10	172		1.62	1.62	(.45)
Year ended 11/30/2003	14.61	(.11)		3.07	2.96	-		-	-		17.57	20.26	144		1.68	1.68	(.70)
Class C:
Year ended 11/30/2007	25.18	.02		3.46	3.48	(.03)		-	(.03)		28.63	13.84	215		1.61	1.57	.06
Year ended 11/30/2006	21.96	-	(4)	3.23	3.23	(.01)		-	(.01)		25.18	14.70	136		1.64	1.60	.01
Year ended 11/30/2005	19.46	(.02)		2.52	2.50	-		-	-		21.96	12.85	96		1.65	1.61	(.09)
Year ended 11/30/2004	17.52	(.09)		2.03	1.94	-		-	-		19.46	11.07	76		1.66	1.65	(.47)
Year ended 11/30/2003	14.57	(.11)		3.06	2.95	-		-	-		17.52	20.25	51		1.69	1.69	(.73)
Class F:
Year ended 11/30/2007	26.28	.25		3.60	3.85	(.22)		-	(.22)		29.91	14.76	515.80			.76	.88
Year ended 11/30/2006	22.88	.19		3.37	3.56	(.16)		-	(.16)		26.28	15.63	248.83			.79	.81
Year ended 11/30/2005	20.19	.15		2.62	2.77	(.08)		-	(.08)		22.88	13.77	114.86			.83	.70
Year ended 11/30/2004	18.07	.06		2.09	2.15	(.03)		-	(.03)		20.19	11.89	72.89			.88	.32
Year ended 11/30/2003	14.91	.01		3.15	3.16	-		-	-		18.07	21.19	40.91			.91	.04
Class 529-A:
Year ended 11/30/2007	26.34	.23		3.61	3.84	(.20)		-	(.20)		29.98	14.66	109.86			.82	.81
Year ended 11/30/2006	22.93	.19		3.37	3.56	(.15)		-	(.15)		26.34	15.61	75.85			.81	.80
Year ended 11/30/2005	20.24	.14		2.63	2.77	(.08)		-	(.08)		22.93	13.74	51.87			.84	.69
Year ended 11/30/2004	18.11	.06		2.10	2.16	(.03)		-	(.03)		20.24	11.96	35.87			.86	.33
Year ended 11/30/2003	14.93	.02		3.16	3.18	-		-	-		18.11	21.30	20.85			.85	.11
Class 529-B:
Year ended 11/30/2007	25.54	(.01)		3.52	3.51	-	(4)	-	-	(4)	29.05	13.75	17		1.69	1.65	(.02)
Year ended 11/30/2006	22.28	(.02)		3.28	3.26	-		-	-		25.54	14.63	13		1.72	1.68	(.07)
Year ended 11/30/2005	19.76	(.04)		2.56	2.52	-		-	-		22.28	12.75	10		1.76	1.72	(.20)
Year ended 11/30/2004	17.82	(.11)		2.05	1.94	-		-	-		19.76	10.89	7		1.78	1.78	(.58)
Year ended 11/30/2003	14.83	(.13)		3.12	2.99	-		-	-		17.82	20.16	4		1.81	1.81	(.86)
Class 529-C:
Year ended 11/30/2007	25.55	-	(4)	3.51	3.51	(.02)		-	(.02)		29.04	13.77	36		1.68	1.64	(.02)
Year ended 11/30/2006	22.30	(.01)		3.26	3.25	-		-	-		25.55	14.57	24		1.71	1.67	(.06)
Year ended 11/30/2005	19.77	(.04)		2.57	2.53	-		-	-		22.30	12.80	15		1.75	1.71	(.18)
Year ended 11/30/2004	17.83	(.11)		2.05	1.94	-		-	-		19.77	10.88	10		1.77	1.76	(.57)
Year ended 11/30/2003	14.84	(.13)		3.12	2.99	-		-	-		17.83	20.15	5		1.80	1.80	(.84)
Class 529-E:
Year ended 11/30/2007	26.11	.14		3.58	3.72	(.12)		-	(.12)		29.71	14.32	6		1.17	1.13	.50
Year ended 11/30/2006	22.75	.11		3.34	3.45	(.09)		-	(.09)		26.11	15.22	4		1.18	1.14	.47
Year ended 11/30/2005	20.09	.07		2.61	2.68	(.02)		-	(.02)		22.75	13.37	3		1.22	1.18	.35
Year ended 11/30/2004	18.01	(.01)		2.09	2.08	-		-	-		20.09	11.55	2		1.23	1.23	(.03)
Year ended 11/30/2003	14.91	(.05)		3.15	3.10	-		-	-		18.01	20.79	1		1.25	1.25	(.30)

Class 529-F:
Year ended 11/30/2007	$26.34	$.28		$3.62	$3.90	$(.24)		-	$(.24)		$30.00	14.92%	$3.67%			.63%	.99%
Year ended 11/30/2006	22.92	.23		3.36	3.59	(.17)		-	(.17)		26.34	15.77	2.68			.64	.97
Year ended 11/30/2005	20.20	.16		2.63	2.79	(.07)		-	(.07)		22.92	13.84	1.81			.77	.76
Year ended 11/30/2004	18.09	.04		2.09	2.13	(.02)		-	(.02)		20.20	11.79	1.98			.98	.23
Year ended 11/30/2003	14.94	(.01)		3.16	3.15	-		-	-		18.09	21.08	-	(5)	1.00	1.00	(.04)
Class R-1:
Year ended 11/30/2007	25.74	.01		3.54	3.55	(.07)		-	(.07)		29.22	13.84	15		1.61	1.57	.04
Year ended 11/30/2006	22.47	-	(4)	3.30	3.30	(.03)		-	(.03)		25.74	14.72	8		1.64	1.58	.01
Year ended 11/30/2005	19.90	(.02)		2.59	2.57	-		-	-		22.47	12.91	4		1.70	1.61	(.09)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-		-	-		19.90	11.05	2		1.76	1.65	(.44)
Year ended 11/30/2003	14.90	(.11)		3.13	3.02	-		-	-		17.92	20.27	1		1.96	1.66	(.69)
Class R-2:
Year ended 11/30/2007	25.77	.02		3.54	3.56	(.03)		-	(.03)		29.30	13.83	113		1.67	1.56	.07
Year ended 11/30/2006	22.47	.01		3.30	3.31	(.01)		-	(.01)		25.77	14.74	85		1.81	1.58	.04
Year ended 11/30/2005	19.90	(.01)		2.58	2.57	-		-	-		22.47	12.91	61		1.91	1.58	(.05)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-		-	-		19.90	11.05	44		2.03	1.61	(.40)
Year ended 11/30/2003	14.88	(.11)		3.15	3.04	-		-	-		17.92	20.43	21		2.35	1.62	(.68)
Class R-3:
Year ended 11/30/2007	26.11	.14		3.59	3.73	(.12)		-	(.12)		29.72	14.34	123		1.17	1.13	.50
Year ended 11/30/2006	22.75	.10		3.34	3.44	(.08)		-	(.08)		26.11	15.18	76		1.22	1.18	.44
Year ended 11/30/2005	20.10	.07		2.61	2.68	(.03)		-	(.03)		22.75	13.35	50		1.24	1.19	.33
Year ended 11/30/2004	18.03	-	(4)	2.07	2.07	-		-	-		20.10	11.48	35		1.26	1.23	(.02)
Year ended 11/30/2003	14.92	(.05)		3.16	3.11	-		-	-		18.03	20.84	17		1.37	1.24	(.29)
Class R-4:
Year ended 11/30/2007	26.34	.24		3.62	3.86	(.19)		-	(.19)		30.01	14.74	73.83			.79	.83
Year ended 11/30/2006	22.94	.19		3.37	3.56	(.16)		-	(.16)		26.34	15.61	40.86			.82	.79
Year ended 11/30/2005	20.25	.15		2.63	2.78	(.09)		-	(.09)		22.94	13.76	31.86			.82	.70
Year ended 11/30/2004	18.12	.07		2.09	2.16	(.03)		-	(.03)		20.25	11.92	17.86			.85	.34
Year ended 11/30/2003	14.94	.01		3.17	3.18	-		-	-		18.12	21.28	10.88			.88	.09
Class R-5:
Year ended 11/30/2007	26.54	.32		3.64	3.96	(.26)		-	(.26)		30.24	15.06	181.54			.50	1.12
Year ended 11/30/2006	23.10	.27		3.38	3.65	(.21)		-	(.21)		26.54	15.94	109.55			.51	1.10
Year ended 11/30/2005	20.37	.21		2.65	2.86	(.13)		-	(.13)		23.10	14.14	76.55			.52	1.02
Year ended 11/30/2004	18.21	.12		2.10	2.22	(.06)		-	(.06)		20.37	12.26	51.55			.55	.62
Year ended 11/30/2003	14.97	.06		3.18	3.24	-		-	-		18.21	21.64	44.56			.56	.41

	Year ended November 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	40%	41%	32%	35%	38%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the years shown,
CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(4) Amount less than $.01.
(5) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the “Fund”), as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
January 9, 2008

Expense example                                                                                                                                                                unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007, through November 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2007	Ending account value 11/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,035.79	$3.83	.75%
Class A -- assumed 5% return	1,000.00	1,021.31	3.80	.75
Class B -- actual return	1,000.00	1,031.53	7.69	1.51
Class B -- assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class C -- actual return	1,000.00	1,031.34	7.99	1.57
Class C -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class F -- actual return	1,000.00	1,035.66	3.88	.76
Class F -- assumed 5% return	1,000.00	1,021.26	3.85	.76
Class 529-A -- actual return	1,000.00	1,035.21	4.13	.81
Class 529-A -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-B -- actual return	1,000.00	1,031.25	8.35	1.64
Class 529-B -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-C -- actual return	1,000.00	1,030.89	8.35	1.64
Class 529-C -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-E -- actual return	1,000.00	1,033.76	5.76	1.13
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class 529-F -- actual return	1,000.00	1,036.26	3.22	.63
Class 529-F -- assumed 5% return	1,000.00	1,021.91	3.19	.63
Class R-1 -- actual return	1,000.00	1,031.41	7.94	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 -- actual return	1,000.00	1,031.33	7.94	1.56
Class R-2 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-3 -- actual return	1,000.00	1,033.75	5.71	1.12
Class R-3 -- assumed 5% return	1,000.00	1,019.45	5.67	1.12
Class R-4 -- actual return	1,000.00	1,035.56	4.08	.80
Class R-4 -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5 -- actual return	1,000.00	1,037.05	2.50	.49
Class R-5 -- assumed 5% return	1,000.00	1,022.61	2.48	.49

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information
 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2007:

Long-term capital gains	$31,000,000
Qualified dividend income	100%
Corporate dividends received deduction	$39,682,000
U.S. government income that may be exempt from state taxation	$1,389,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2008. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 61	2000	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1983	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

John G. Freund, 54	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)

R. Clark Hooper, 61	2006	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Leonade D. Jones, 60	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 65	1987	President and CEO, American Public Media Group
Chairman of the Board
(Independent and
Non-Executive)

Christopher E. Stone, 51	2007	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University; President and Director, Vera Institute of Justice

Patricia K. Woolf, Ph.D., 73	1984	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Joseph C. Berenato, 61	6	Ducommun Incorporated

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

John G. Freund, 54	2	Hansen Medical, Inc.; MAP Pharmaceuticals, Inc.; XenoPort, Inc.

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Leonade D. Jones, 60	6	None

William H. Kling, 65	8	Irwin Financial Corporation
Chairman of the Board
(Independent and
Non-Executive)

Christopher E. Stone, 51	2	None

Patricia K. Woolf, Ph.D., 73	6	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Gordon Crawford, 61	1999	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Timothy D. Armour, 47	1991	President and Director, Capital Research and
President		Management Company; Senior Vice President —Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by trustee	Other directorships[3] held by trustee

Gordon Crawford, 61	2	None
Vice Chairman of the Board

Timothy D. Armour, 47	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 32 for footnotes.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Paul F. Roye, 54	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Reseach and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Mark E. Denning, 50	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

Claudia P. Huntington, 55	1996	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Walter R. Burkley, 41	2007	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company

Harold H. La, 37	2006	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company[5]

David M. Riley, 40	2004	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company

Dylan J. Yolles, 38	2006	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company[5]

Chad L. Norton, 47	1991	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 41	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 43	2005	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sheryl F. Johnson, 39	1998	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2007, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
>	The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-914-0108P

Litho in USA BBC/CG/8064-S10042

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$74,000
2007	$78,000

b) Audit-Related Fees:
2006	$2,000
2007	$2,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$13,000
2007	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	$739,000
2007	$973,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$2,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,146,000 for fiscal year 2006 and $1,275,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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The New Economy Fund®
Investment portfolio

November 30, 2007

Common stocks — 87.90%	Shares	Market value (000)

SOFTWARE & SERVICES — 11.26%
Google Inc., Class A1	369,200	$255,856
Microsoft Corp.	5,080,000	170,688
Yahoo! Inc.[1]	5,795,000	155,364
Oracle Corp.[1]	4,870,000	98,277
Symantec Corp.[1]	5,000,000	89,000
Tencent Holdings Ltd.	9,450,000	70,634
Global Payments Inc.	1,620,000	70,016
Verifone Holdings, Inc.[1]	915,000	43,947
Paychex, Inc.	1,125,000	43,875
eBay Inc.[1]	1,100,000	36,883
United Internet AG	1,553,000	36,538
Iron Mountain Inc.[1]	600,000	21,888
Automatic Data Processing, Inc.	465,000	20,953
Novell, Inc.[1]	1,760,000	12,355
NAVTEQ Corp.[1]	50,300	3,767
ProAct Holdings, LLC[1,2,3]	3,500,000	—
		1,130,041

BANKS — 11.21%
ICICI Bank Ltd.	5,310,000	158,413
HDFC Bank Ltd.	3,000,000	130,341
Pusan Bank	5,160,000	80,695
UniCredito Italiano SpA	8,450,000	72,161
Wells Fargo & Co.	2,200,000	71,346
Freddie Mac	1,830,000	64,178
Banco Bradesco SA, preferred nominative	1,652,934	52,579
Société Générale	325,275	50,374
Hudson City Bancorp, Inc.	3,000,000	45,660
Banco Santander, SA	2,099,523	45,085
Raiffeisen International Bank-Holding AG	275,708	44,950
BOC Hong Kong (Holdings) Ltd.	16,025,000	41,881
Erste Bank der oesterreichischen Sparkassen AG	548,500	39,945
Grupo Financiero Banorte, SAB de CV, Series O	8,800,000	38,202
HSBC Holdings PLC (Hong Kong)	1,484,000	25,176
HSBC Holdings PLC (United Kingdom)	398,812	6,810
Shinhan Financial Group Co., Ltd.	522,180	28,411
Kookmin Bank	369,200	26,623
Sberbank (Savings Bank of the Russian Federation) (GDR)	50,000	26,006
Unibanco-União de Bancos Brasileiros SA, units (GDR)	167,000	25,003
Daegu Bank, Ltd.	1,448,800	22,815
BNP Paribas SA	131,500	14,881
JSC Halyk Bank of Kazakhstan (GDR)	473,000	8,353
JSC Halyk Bank of Kazakhstan (GDR)[4]	115,400	2,038
Hypo Real Estate Holding AG	48,265	2,565
		1,124,491

TECHNOLOGY HARDWARE & EQUIPMENT — 7.46%
Apple Inc.[1]	750,000	$136,665
Cisco Systems, Inc.[1]	4,329,200	121,304
Delta Electronics, Inc.	26,258,000	90,334
EMC Corp.[1]	4,358,000	83,979
Nokia Corp.	1,730,000	69,199
Acer Inc.	28,216,654	59,468
Wistron Corp.	25,135,528	43,470
Nidec Corp.	450,000	33,748
Seagate Technology	1,200,000	30,948
Advantech Co., Ltd.	11,994,777	28,477
AU Optronics Corp.	10,309,868	19,971
LG.Philips LCD Co., Ltd.[1]	323,000	18,170
Flextronics International Ltd.[1]	1,031,534	12,337
		748,070

TELECOMMUNICATION SERVICES — 6.52%
Telephone and Data Systems, Inc.	931,100	57,961
Telephone and Data Systems, Inc., Special Common Shares	931,100	52,654
MTN Group Ltd.	4,908,800	99,845
Sprint Nextel Corp., Series 1	4,730,000	73,410
Philippine Long Distance Telephone Co.[2]	465,040	33,898
Philippine Long Distance Telephone Co. (ADR)	299,500	21,753
Millicom International Cellular SA1	430,000	51,290
Singapore Telecommunications Ltd.	16,800,000	45,066
Koninklijke KPN NV	2,400,000	44,215
Qwest Communications International Inc.[1]	6,659,000	44,149
OJSC Mobile TeleSystems (ADR)	427,300	38,756
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	28,559,000	30,953
Time Warner Telecom Inc., Class A1	1,280,000	28,710
LG Telecom Ltd.[1]	1,260,253	13,440
StarHub Ltd	3,582,340	7,430
Advanced Info Service PCL	2,548,000	6,963
NeuStar, Inc., Class A1	125,000	3,971
		654,464

RETAILING — 5.49%
Target Corp.	2,050,000	123,123
Lowe’s Companies, Inc.	3,550,000	86,656
Best Buy Co., Inc.	1,550,000	79,128
Li & Fung Ltd.	12,000,000	47,775
Industria de Diseno Textil, SA	600,000	41,909
Liberty Media Holding Corp., Liberty Interactive, Series A1	2,065,000	41,610
O’Reilly Automotive, Inc.[1]	1,045,000	34,339
Lotte Shopping Co.	70,000	28,470
Tractor Supply Co.[1]	600,000	24,612
Stockmann Oyj, Class B	521,579	24,443
Williams-Sonoma, Inc.	369,800	10,765
DSG International PLC	3,556,600	8,239
		551,069

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.46%
Bayer AG, non-registered shares	1,314,000	108,588
Roche Holding AG	455,400	86,956
Millennium Pharmaceuticals, Inc.[1]	5,800,000	85,492
Novo Nordisk A/S, Class B	520,000	66,222
Bristol-Myers Squibb Co.	1,400,000	41,482
Forest Laboratories, Inc.[1]	1,000,000	38,550
Richter Gedeon NYRT	155,000	34,676
UCB SA	501,960	23,914
Chugai Pharmaceutical Co., Ltd.	1,300,000	22,686
Amgen Inc.[1]	325,000	17,956
Applera Corp., Celera group[1]	750,000	11,340
Merck KGaA	73,965	9,626
		547,488

MEDIA — 5.20%
Time Warner Inc.	5,590,000	96,483
News Corp., Class A	3,502,815	73,804
Comcast Corp., Class A1	2,525,000	51,863
XM Satellite Radio Holdings Inc., Class A1	3,100,000	48,360
Walt Disney Co.	1,300,000	43,095
British Sky Broadcasting Group PLC	3,335,000	42,880
Vivendi SA	900,000	41,439
E. W. Scripps Co., Class A	900,000	39,105
CTC Media, Inc.[1]	1,150,000	27,669
Schibsted ASA	525,000	23,910
Arbitron Inc.	485,000	19,327
SET India Ltd.[1,2,3]	79,866	8,271
Next Media Ltd.	15,662,000	5,833
		522,039

HEALTH CARE EQUIPMENT & SERVICES — 4.01%
Aetna Inc.	1,205,000	67,335
NuVasive, Inc.[1]	1,490,186	63,437
Express Scripts, Inc.[1]	700,000	47,425
St. Jude Medical, Inc.[1]	1,050,000	41,738
UnitedHealth Group Inc.	600,000	33,000
Smith & Nephew PLC	2,609,511	31,217
Beckman Coulter, Inc.	425,000	30,060
Medtronic, Inc.	555,000	28,222
Sirona Dental Systems, Inc.[1]	1,000,000	27,060
Cardinal Health, Inc.	360,000	21,798
Mentor Corp.	145,800	5,481
Apria Healthcare Group Inc.[1]	242,100	5,246
		402,019

INSURANCE — 3.57%
American International Group, Inc.	3,213,985	186,829
Berkshire Hathaway Inc., Class A1	450	63,045
Admiral Group PLC	2,000,000	42,831
Genworth Financial, Inc., Class A	1,300,000	34,112
AXA SA	415,000	17,002
XL Capital Ltd., Class A	250,000	14,633
		358,452

DIVERSIFIED FINANCIALS — 3.52%
Citigroup Inc.	3,500,000	116,550
State Street Corp.	600,000	47,934
JPMorgan Chase & Co.	1,050,000	47,901
Capital One Financial Corp.	880,000	46,913
Bank of New York Mellon Corp.	731,135	35,065
ING Groep NV, depository receipts	761,910	29,649
Bank of America Corp.	625,000	28,831
		352,843

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.47%
Intel Corp.	5,400,000	140,832
Samsung Electronics Co., Ltd.	57,500	35,282
Siliconware Precision Industries Co., Ltd.	17,191,749	31,437
Applied Materials, Inc.	1,400,000	26,362
Texas Instruments Inc.	750,000	23,678
Hynix Semiconductor Inc.[1]	691,820	19,459
Linear Technology Corp.	600,000	18,276
MEMC Electronic Materials, Inc.[1]	213,200	16,540
Microchip Technology Inc.	500,000	14,395
Maxim Integrated Products, Inc.	600,000	13,914
Advanced Micro Devices, Inc.[1]	501,600	4,896
Sunplus Technology Co. Ltd.	1,798,373	2,759
		347,830

UTILITIES — 3.13%
Veolia Environnement	1,083,200	100,367
Tanjong PLC	9,393,000	47,775
RWE AG	340,000	46,570
Hong Kong and China Gas Co. Ltd.	11,046,200	32,629
Electricity Generating PCL	9,011,000	30,882
Electric Power Development Co., Ltd.	647,400	23,401
E.ON AG	113,000	23,092
NTPC Ltd.	1,619,000	9,700
		314,416

CONSUMER SERVICES — 2.84%
Las Vegas Sands Corp.[1]	1,100,000	124,740
Carnival Corp., units	1,100,000	49,632
William Hill PLC	3,891,740	41,432
Shangri-La Asia Ltd.	10,998,000	31,568
Ctrip.com International, Ltd. (ADR)	500,000	30,055
OPAP (Greek Organization of Football Prognostics) SA	198,710	7,741
		285,168

ENERGY — 2.12%
Schlumberger Ltd.	850,000	79,433
FMC Technologies, Inc.[1]	1,100,000	61,138
Smith International, Inc.	900,000	56,448
Baker Hughes Inc.	200,000	16,054
		213,073

FOOD & STAPLES RETAILING — 1.64%
Walgreen Co.	2,000,000	73,180
Whole Foods Market, Inc.	1,250,000	53,763
Costco Wholesale Corp.	560,000	37,744
		164,687

COMMERCIAL SERVICES & SUPPLIES — 1.58%
Monster Worldwide, Inc.[1]	2,550,000	86,114
Wirecard AG1	1,135,000	19,129
Robert Half International Inc.	700,000	18,872
Corporate Express NV	2,000,000	17,778
United Stationers Inc.[1]	336,300	17,037
		158,930

TRANSPORTATION — 1.56%
Ryanair Holdings PLC (ADR)[1]	2,539,800	103,040
United Parcel Service, Inc., Class B	375,000	27,630
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	182,700	8,391
Airports of Thailand PCL	4,900,000	8,252
Container Corp. of India Ltd.	180,000	8,113
Brisa Auto-Estradas de Portugal SA	40,000	607
		156,033

CAPITAL GOODS — 1.30%
Boart Longyear Ltd.[1]	24,769,230	52,632
Boart Longyear Ltd.[1,3]	15,230,770	32,364
UAP Holding Corp.	1,325,000	39,631
PT AKR Corporindo Tbk	45,000,000	5,814
		130,441

CONSUMER DURABLES & APPAREL — 1.25%
Cyrela Brazil Realty SA, ordinary nominative	2,700,000	41,840
Jumbo SA	1,000,000	33,736
Burberry Group PLC	2,515,000	29,750
GEOX SpA	890,904	19,941
		125,267

MATERIALS — 0.37%
Nitto Denko Corp.	718,000	37,149

MISCELLANEOUS — 4.94%
Other common stocks in initial period of acquisition		495,640

Total common stocks (cost: $6,633,169,000)		8,819,610

	Principal amount
Convertible securities — 0.09%	(000)

TELECOMMUNICATION SERVICES — 0.09%
Time Warner Telecom Inc. 2.375% convertible debentures 2026	$6,400	8,832

Total convertible securities (cost: $6,400,000)		8,832

Short-term securities — 12.65%

Federal Home Loan Bank 4.285%–4.71% due 12/7/2007–2/29/2008	276,700	275,359
JPMorgan Chase & Co. 4.83%–5.00% due 12/4–12/17/2007	75,000	74,915
Park Avenue Receivables Co., LLC 4.83%–6.05% due 12/3–12/14/2007[4]	65,407	65,326
Freddie Mac 4.35%–4.561% due 12/20–12/31/2007	122,823	122,441
Wal-Mart Stores Inc. 4.70%–4.73% due 12/12/2007–1/29/2008[4]	113,450	112,843
AT&T Inc. 4.53% due 12/5–12/21/2007[4]	82,900	82,717
NetJets Inc. 4.47%–4.48% due 1/10–1/18/2008[4]	60,500	60,133
General Electric Co. 4.52% due 12/27/2007	35,000	34,881
Edison Asset Securitization LLC 4.91% due 1/17/2008[4]	15,000	14,897
IBM Corp. 5.10% due 12/14/2007[4]	20,000	19,961
IBM International Group Capital LLC 4.52% due 1/28/2008[4]	20,000	19,836
Harley-Davidson Funding Corp. 4.45%–4.71% due 12/6/2007–2/6/2008[4]	32,925	32,718
Eaton Corp. 4.52%–4.75% due 12/14/2007–1/17/2008[4]	30,600	30,510
CAFCO LLC 4.92% due 12/10/2007[4]	30,000	29,959
Procter & Gamble International Funding SCA 4.53% due 1/31/2008[4]	30,000	29,737
Coca-Cola Co. 4.71% due 1/8/2008[4]	27,800	27,656
Walgreen & Co. 4.50% due 12/4/2007	25,200	25,187
E.I. duPont de Nemours and Co. 4.48% due 12/13/2007[4]	25,000	24,960
Anheuser-Busch Cos. Inc. 4.45% due 12/18/2007[4]	25,000	24,944
Honeywell International Inc. 4.45% due 2/5/2008[4]	22,900	22,719
Variable Funding Capital Corp 4.78% due 1/8/2008[4]	20,000	19,889
Estée Lauder Companies Inc. 4.50% due 12/19/2007[4]	15,000	14,964
Harvard University 4.52% due 12/19/2007	14,700	14,665
International Lease Finance Corp. 4.69% due 1/23/2008	14,500	14,393
John Deere Capital Corp. 4.55% due 1/23/2008[4]	14,100	13,995
Becton, Dickinson and Co. 4.52% due 1/24/2008	12,025	11,942
Fannie Mae 4.325% due 12/21/2007	11,900	11,870
Caterpillar Financial Services Corp. 4.47% due 12/31/2007	11,500	11,456
Paccar Financial Corp. 4.49% due 2/7/2008	10,000	9,902
Brown-Forman Corp. 4.49% due 12/13/2007[4]	8,040	8,027
Federal Farm Credit Banks 4.35% due 12/10/2007	7,100	7,091

Total short-term securities (cost: $1,269,883,000)		1,269,893

Total investment securities (cost: $7,909,452,000)		10,098,335
Other assets less liabilities		(64,665)

Net assets		$10,033,670

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $60,759,000.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Boart Longyear Ltd.	4/4/07	$23,060	$32,364	.32%
SET India Ltd.	9/6/2000–4/18/2002	31,574	8,271	.08
ProAct Holdings, LLC	1/4/05	87	—	—

Total restricted securities		$54,721	$40,635	.40%

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $657,829,000, which represented 6.56% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-914-0108O-S10903

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The New Economy Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund, (the “Fund”) as of November 30, 2007, and for the year then ended and have issued our report thereon dated January 9, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of November 30, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
January 9, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 7, 2008

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: February 7, 2008